UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

September 9, 2011
Date of Report (Date of earliest event reported)

URANIUM ENERGY CORP.
(Exact name of registrant as specified in its charter)

Nevada (State or other jurisdiction of incorporation)	001-33706 (Commission File Number)	98-0399476 (IRS Employer Identification No.)

1111 West Hastings Street, Suite 320 Vancouver, British Columbia (Address of principal executive offices)	V6E 2J3 (Zip Code)

(604) 682-9775
Registrant's telephone number, including area code

Not applicable.
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

SECTION 3 - SECURITIES AND TRADING MARKETS

Item 3.02     Unregistered Sales of Equity Securities

Subsequent to its fiscal quarter ended April 30, 2011 and up to and including September 9, 2011, Uranium Energy Corp. (the "Company") issued an aggregate of 753,736 shares of common stock that were not registered under the Securities At of 1933, as amended (the "Securities Act"), as follows:

On each of May 6, 2011, June 1, 2011 and July 1, 2011, the Company issued 1,500 shares of restricted common stock at a deemed issuance price of $2.85 per share to one shareholder pursuant to the terms of a consulting agreement, for a total of 4,500 shares. In each case, the Company relied on an exemption from the registration requirements under the Securities Act pursuant to Rule 506 of Regulation D and/or Section 4(2).

On May 26, 2011, the Company issued 225,000 shares of restricted common stock at a deemed issuance price of $3.21 per share to one shareholder pursuant to the terms of a share exchange agreement whereby the Company acquired a Paraguayan company which holds a 100% legal and beneficial interest in two unencumbered prospecting permits covering 247,000 acres located in the area of Coronel Oviedo, Paraguay, subject to a 1.5% gross overriding royalty. The Company relied on an exemption from the registration requirements under the Securities Act pursuant to Regulation S and/or Section 4(2).

On each of July 1, 2011, August 1, 2011 and August 30, 2011, the Company issued 5,000 shares of restricted common stock at a deemed issuance price of $3.00 per share to one shareholder pursuant to the terms of a consulting agreement, for a total of 15,000 shares. In each case, the Company relied on an exemption from the registration requirements under the Securities Act pursuant to Regulation S and/or Section 4(2).

On September 6, 2011, the Company issued 159,236 shares to one shareholder at a deemed issuance price of $3.14 per share pursuant to the terms of a data purchase agreement whereby the Company acquired a South Texas uranium database package. The Company relied on an exemption from the registration requirements under the Securities Act pursuant to Rule 506 of Regulation D and/or Section 4(2).

On September 9, 2011, the Company issued 350,000 shares to one shareholder at a deemed issuance price of $4.00 per share pursuant to the terms of an acquisition agreement whereby the Company was assigned rights under the terms and conditions of an option and joint venture agreement with respect to the Anderson Property, a 7,581-acre mineral claim block located in Yavapai County, Arizona. The Company relied on an exemption from the registration requirements under the Securities Act pursuant to Regulation S and/or Section 4(2).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.
URANIUM ENERGY CORP.
DATE: September 15, 2011	By: "Mark Katsumata" Mark Katsumata Secretary, Treasurer and CFO

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